UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 28, 2017

GENERAL MOTORS COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan		48265-3000
(Address of Principal Executive Offices)		(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On March 28, 2017, General Motors Company (“GM”) issued a press release and posted an investor presentation regarding the recent announcement about GM made by Greenlight Capital L.P. The press release is attached hereto as Exhibit 99.1, and the investor presentation is attached hereto as Exhibit 99.2.

Important Additional Information Regarding Proxy Solicitation

General Motors Company (“GM”) intends to file a proxy statement and associated white proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for GM’s 2017 Annual Meeting (the “Proxy Statement”). GM, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2017 Annual Meeting. Information regarding the names of GM’s directors and executive officers and their respective interests in GM by security holdings or otherwise is set forth in GM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC on February 7, 2017, GM’s proxy statement for the 2016 Annual Meeting of Shareholders, filed with the SEC on April 22, 2016 and GM’s Form 8-K filed with the SEC on December 19, 2016. To the extent holdings of such participants in GM’s securities are not reported, or have changed since the amounts described, in the 2016 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of GM’s Board of Directors for election at the 2017 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other relevant documents filed by GM free of charge from the SEC’s website, www.sec.gov. GM’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to GM Stockholder Services at General Motors Company, Mail Code 482-C25-A36, 300 Renaissance Center, P.O. Box 300, Detroit, Michigan 48265-3000 or at stockholder.services@gm.com or from the investor relations section of GM’s website, http://www.gm.com/investor.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are provided as part of this Form 8-K.

Exhibit No.	Exhibit

Exhibit 99.1	Press Release Regarding Greenlight Capital Proposal, dated March 28, 2017.

Exhibit 99.2	Investor Presentation Regarding Greenlight Capital Proposal, dated March 28, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)

/s/ Jill E. Sutton
Date: March 28, 2017	By:	Jill E. Sutton Deputy General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 99.1	Press Release Regarding Greenlight Capital Proposal, dated March 28, 2017.

Exhibit 99.2	Investor Presentation Regarding Greenlight Capital Proposal, dated March 28, 2017.